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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   --------

                                   Form 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report:         January 24, 1996
        Date of Earliest
          Event Reported:       January 23, 1996


                                   MBIA Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



             Connecticut           1-9583              06-1185706
            --------------  ------------------------  -------------
            (State of       (Commission File Number)  (IRS Employer
            incorporation)                            Identification No.)



                113 King Street, Armonk, New York         10504
             ---------------------------------------   ----------
             Address of principal executive offices)   (Zip Code)



                                (914) 273-4545
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS
          ------------

On January 23, 1996, the Company announced its earnings for the year ended December 31, 1995. The press release making such announcement is filed herewith as an exhibit.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (c)   Exhibits

     20.1  MBIA Inc. Press Release dated January 23, 1996.

                                  Page 2 of 4
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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MBIA INC.
                                        (Registrant)


Date:  January 24, 1996                 By /s/ Louis G. Lenzi
                                          -----------------------
                                          Name:  Louis G. Lenzi
                                          Title: Secretary and
                                                  General Counsel
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                                 EXHIBIT INDEX
                                 -------------


        Exhibit No.                     Description
        -----------                     -----------

        20.1                            MBIA Inc. Press
                                        Release dated
                                        January 23, 1996

                                  Page 4 of 4